   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 1998

                                                     REGISTRATION NOS.:  2-84376
                                                                        811-3878
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                   FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/

                       PRE-EFFECTIVE AMENDMENT NO.                           / /
                       POST-EFFECTIVE AMENDMENT NO. 15                       /X/
                                     AND/OR
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
                               AMENDMENT NO. 16                              /X/
                               ------------------

                 DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                    ____ immediately upon filing pursuant to paragraph (b)

                    _X_ on February 26, 1998 pursuant to paragraph (b)

                    ____ 60 days after filing pursuant to paragraph (a)

                    ____ on (date) pursuant to paragraph (a) of rule 485.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

                     ITEM                                                        CAPTION
-----------------------------------------------  -----------------------------------------------------------------------
PART A                                                                         PROSPECTUS
 1.  ..........................................  Cover Page
 2.  ..........................................  Prospectus Summary
 3.  ..........................................  Financial Highlights
 4.  ..........................................  Investment Objective and Policies; The Fund and its Management; Cover
                                                  Page; Investment Restrictions; Prospectus Summary; Financial
                                                  Highlights
 5.  ..........................................  The Fund and Its Management; Back Cover; Investment Objective and
                                                  Policies
 6.  ..........................................  Dividends, Distributions and Taxes; Additional Information
 7.  ..........................................  Terms and Conditions of Participation; Prospectus Summary
 8.  ..........................................  Redemptions and Repurchases
 9.  ..........................................  Not Applicable

PART B                                                             STATEMENT OF ADDITIONAL INFORMATION
10.  ..........................................  Cover Page
11.  ..........................................  Table of Contents
12.  ..........................................  The Fund and Its Management
13.  ..........................................  Investment Practices and Policies; Investment Restrictions; Portfolio
                                                  Transactions and Brokerage
14.  ..........................................  The Fund and Its Management; Trustees and Officers
15.  ..........................................  The Fund and Its Management; Trustees and Officers
16.  ..........................................  The Fund and Its Management; Terms and Conditions of Participation;
                                                  Custodian and Transfer Agent; Independent Accountants
17.  ..........................................  Portfolio Transactions and Brokerage
18.  ..........................................  Description of Shares of the Fund
19.  ..........................................  Terms and Conditions of Participation; Redemptions and Repurchases
20.  ..........................................  Dividends, Distributions and Taxes; Financial Statements
21.  ..........................................  Not applicable
22.  ..........................................  Performance Information
23.  ..........................................  Experts; Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

              PROSPECTUS
              FEBRUARY 26, 1998


              Shares of the Dean Witter Select Municipal Reinvestment Fund (the "Fund") are offered hereby without sales charge to the holders of certain Units of the various series of the Dean Witter Select Municipal Trust, and to Dean Witter Reynolds Inc. as holder for the accounts of beneficial owners of Units of certain other unit investment trusts, including accounts established with Dean Witter Reynolds Inc. by banks or broker-dealers which have entered into clearing or correspondent relationships with Dean Witter Reynolds Inc. on a fully disclosed basis, in order to provide a means for the automatic reinvestment, or investment, of interest income, capital gains and principal on such Units in Shares of the Fund on the terms and conditions set forth in this Prospectus and in the Statement of Additional Information. Shares of the Fund may in the future also be offered to holders of units of other unit investment trusts.

               The Fund is an open-end diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund invests exclusively in tax-exempt securities; principally in tax-exempt fixed-income securities with long-term maturities which are rated in the three highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation (at times, the Fund may invest, without limit, in high quality tax-exempt securities with short-term maturities), including Municipal Bonds, Notes and Commercial Paper (see "Investment Objective and Policies"). Income and capital gains distributed to investors may be subject to state and local taxes. Capital gains distributions, if any, will be subject to federal income tax.

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about

     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS


Prospectus Summary/2
Summary of Fund Expenses/3
Financial Highlights/4
The Fund and its Management/5
Terms and Conditions of Participation/5
Investment Objective and Policies/7
  Risk Considerations/10
Investment Restrictions/10
Redemptions and Repurchases/11
Dividends, Distributions and Taxes/12
Performance Information/14
Additional Information/14



the Fund is contained in the Statement of Additional Information, dated February 26, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    Select Municipal Reinvestment Fund
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The               The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund              open-end diversified management investment company investing exclusively in tax-exempt securities.
----------------------------------------------------------------------------------------------------------------------
Shares Offered    Shares of beneficial interest of $.01 par value are offered to holders of Units of any series of the
                  Dean Witter Select Municipal Trust offering a reinvestment option for distributions on such Units, and to Dean Witter Reynolds Inc. as holder for the accounts of beneficial owners of Units of certain other unit investment trusts, including accounts established with Dean Witter Reynolds Inc. by banks or broker-dealers which have entered into clearing or correspondent relationships with Dean Witter
                  Reynolds Inc. on a fully disclosed basis, to provide a means for the automatic investment of distributions on such Units (see pages 5 and 14).
----------------------------------------------------------------------------------------------------------------------
Offering          At net asset value without sales charge (see page 5).
Price
----------------------------------------------------------------------------------------------------------------------
Investment        The investment objective of the Fund is to provide a high level of current income exempt from
Objective         federal income tax, consistent with the preservation of capital (see page 7).
----------------------------------------------------------------------------------------------------------------------
Investment        The Fund will invest exclusively in tax-exempt securities, principally in tax-exempt fixed-income
Policies          securities with long-term maturities which are rated in the three highest categories by Moody's
                  Investors Service, Inc. or Standard & Poor's Corporation. At times, the Fund may invest, without limit, in high quality tax-exempt securities with short-term maturities (see page 7).
----------------------------------------------------------------------------------------------------------------------
Investment        Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned subsidiary,
Manager           Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies and other portfolios with assets of approximately $105 billion at January 31, 1998 (see page 5).
----------------------------------------------------------------------------------------------------------------------
Management        The Investment Manager receives a monthly fee at the annual rate of 0.50% of daily net assets. (see
Fee               page 5).
----------------------------------------------------------------------------------------------------------------------
Dividends and     Dividends from net investment income are declared daily and paid monthly; short-term capital gains,
Capital Gains     if any, are distributed at least annually; long-term capital gains, if any, are distributed at least
Distributions     annually or retained for reinvestment by the Fund (see page 12). Dividends and distributions are automatically reinvested in additional Shares at net asset value unless the Shareholder elects to receive cash.
----------------------------------------------------------------------------------------------------------------------
Redemption        Shares are redeemable by the shareholder at net asset value (without redemption or other charge). An account with the Fund may be involuntarily redeemed at the Fund's option if the total value of the account is less than $100 and the Shareholder owns no Units or has elected that no distributions on any Units owned by such Shareholder be invested in Shares of the Fund (see page 11).
----------------------------------------------------------------------------------------------------------------------
Risks             The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability and willingness of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations. The Fund's yield will also vary based on the yield of the Fund's portfolio securities. The Fund may invest in when-issued and delayed delivery securities and variable rate obligations (see pages 7-10).


--------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
              ELSEWHERE IN THE PROSPECTUS AND IN THE STATEMENT OF
                            ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended December 31, 1997.


SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..................................     None
Maximum Sales Charge Imposed on Reinvested Dividends.......................     None
Deferred Sales Charge......................................................     None
Redemption Fees............................................................     None
Exchange Fee...............................................................     None


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------
Management Fees............................................................      0.50%
Other Expenses.............................................................      0.45%
Total Fund Operating Expenses..............................................      0.95%



EXAMPLE                                                                   1 Year       3 Years      5 Years     10 Years
----------------------------------------------------------------------  -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each
 time period:.........................................................   $      10    $      30    $      52    $     116


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                          FOR THE YEAR ENDED DECEMBER 31
                                          ---------------------------------------------------------------
                                             1997          1996          1995         1994        1993
                                          ----------     ---------     ---------   ----------   ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period...............................  $    12.14     $   12.48     $   11.34   $    12.82   $   12.12
                                          ----------     ---------     ---------   ----------   ---------
  Net investment income.................        0.58          0.61          0.62         0.65        0.67
  Net realized and unrealized gain
   (loss)...............................        0.35         (0.19)         1.16        (1.40)       0.75
                                          ----------     ---------     ---------   ----------   ---------
  Total from investment operations......        0.93          0.42          1.78        (0.75)       1.42
                                          ----------     ---------     ---------   ----------   ---------
  Less dividends and distributions from:
    Net investment income...............       (0.58)        (0.61)        (0.62)       (0.69)      (0.67)
    Net realized gain...................       (0.02)        (0.15)        (0.02)       (0.04)      (0.05)
                                          ----------     ---------     ---------   ----------   ---------
  Total dividends and distributions.....       (0.60)        (0.76)        (0.64)       (0.73)      (0.72)
                                          ----------     ---------     ---------   ----------   ---------
  Net asset value, end of period........  $    12.47     $   12.14     $   12.48   $    11.34   $   12.82
                                          ----------     ---------     ---------   ----------   ---------
                                          ----------     ---------     ---------   ----------   ---------
TOTAL INVESTMENT RETURN+................       7.94%         3.55%        16.00%      (5.98)%      11.99%
RATIOS TO AVERAGE NET ASSETS:
  Expenses..............................       0.95%(1)      0.94%(1)      0.97%        0.96%       1.02%
  Net investment income.................       4.78%         5.01%         5.14%        5.34%       5.25%
SUPPLEMENTAL DATA:
  Net assets, end of period, in
   thousands............................     $94,255       $92,187       $95,231      $86,405     $96,265
  Portfolio turnover rate...............          8%           17%           17%          18%          9%


                                            1992         1991        1990        1989         1988
                                          ---------   ----------   ---------   ---------   ----------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period...............................  $   11.89   $    11.25   $   11.41   $   11.08   $    10.60
                                          ---------   ----------   ---------   ---------   ----------
  Net investment income.................       0.70         0.71        0.70        0.68         0.70
  Net realized and unrealized gain
   (loss)...............................       0.32         0.62       (0.15)       0.33         0.49
                                          ---------   ----------   ---------   ---------   ----------
  Total from investment operations......       1.02         1.33        0.55        1.01         1.19
                                          ---------   ----------   ---------   ---------   ----------
  Less dividends and distributions from:
    Net investment income...............      (0.70)       (0.69)      (0.71)      (0.68)       (0.70)
    Net realized gain...................      (0.09)          --          --          --        (0.01)
                                          ---------   ----------   ---------   ---------   ----------
  Total dividends and distributions.....      (0.79)       (0.69)      (0.71)      (0.68)       (0.71)
                                          ---------   ----------   ---------   ---------   ----------
  Net asset value, end of period........  $   12.12   $    11.89   $   11.25   $   11.41   $    11.08
                                          ---------   ----------   ---------   ---------   ----------
                                          ---------   ----------   ---------   ---------   ----------
TOTAL INVESTMENT RETURN+................      8.88%       12.04%       5.27%       9.47%       11.42%
RATIOS TO AVERAGE NET ASSETS:
  Expenses..............................      1.14%        1.20%       1.21%       1.40%        1.41%
  Net investment income.................      5.79%        6.06%       6.12%       5.90%        6.27%
SUPPLEMENTAL DATA:
  Net assets, end of period, in
   thousands............................    $75,918      $67,903     $60,304     $52,485      $44,769
  Portfolio turnover rate...............        13%          30%         22%         15%          13%


---------------

 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.


(1) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Select Municipal Reinvestment Fund (the "Fund") is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on June 1, 1983.


    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.



    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies, 29 of which are listed on the New York Stock Exchange, with combined total assets of approximately $101 billion as of January 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4 billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the Fund's net assets. For the fiscal year ended December 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets and the Fund's total expenses amounted to 0.95% of the Fund's average daily net assets.


TERMS AND CONDITIONS OF PARTICIPATION
--------------------------------------------------------------------------------

    All persons who are or who become holders of Units (the "Units") of any series of the Dean Witter Select Municipal Trust (the "Unit Trust") offering a reinvestment option ("Holders") are eligible to reinvest their distributions on the Units in the Fund. In addition to individuals, Holders may be brokers or nominees of banks or other financial institutions which are or which become holders of Units. Furthermore, Dean Witter Reynolds Inc. as Holder for the accounts of beneficial owners of Units of certain other unit investment trusts, including accounts established with Dean Witter Reynolds Inc. by banks or broker-dealers which have entered into clearing or correspondent relationships with Dean Witter Reynolds Inc. on a fully disclosed basis, is eligible to invest distributions on such Units in the Fund. Eligibility is subject to the following terms and conditions of participation:

    Distributions on Units of series of the Unit Trust offering a reinvestment option will be paid in cash unless Holders elect to reinvest such distributions in the Fund by sending a notice in writing to the Trustee of the Unit Trust or by notifying their broker, who in turn will advise the Trustee of the Unit Trust of such election. Each Holder participating in the Fund will receive a copy of the current Fund prospectus (the "Prospectus") and a form of notice of election; a Holder not participating in the Fund may request a copy of the Prospectus. The notice of election accompanying this Prospectus may be used by Holders of Units registered in their names to elect to participate in the Fund or to change a previous election. Notice of any change in the basis of participation or of election to participate in the Fund must be received by the Trustee of the Unit Trust in writing at least ten (10) calendar days prior to the record date for the first distribution to which such notice is to apply.


    Under these Terms and Conditions, both distributions of interest income and distributions of principal (including capital gains, if any) on Units of Holders participating in the Fund will be invested without sales charge in shares of the Fund ("Shares"). Holders who are participating in the Fund and whose Units are therefore subject to these Terms and Conditions are herein called "Shareholders."



    Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311, acts as the agent (the "Agent") for the Shareholders. The Agent also serves as the Transfer Agent of the Fund's Shares, and Dividend Disbursing Agent for payment of dividends and distributions on Shares of the Fund, and performs certain other services for the Fund.


    Under these Terms and Conditions, each distribution of interest income and principal (including capital gains, if any) on a Shareholder's Units will, no later than the business day following the date of such distribution, automatically be received by the Agent on behalf of such Shareholder and be applied to purchase Shares at net asset value without sales charge. The proceeds of redemption or payment at maturity of securities held in the unit investment trusts represented by the Shareholder's Units will be invested in Shares of the Fund, rather than being distributed in cash to the Holder. The Fund's net investment income dividends and net realized capital gains distributions, if any, will be automatically reinvested in additional Shares of the Fund at net asset value unless the Shareholder elects, by written notice to the Agent, not to have such dividends and distributions reinvested in Shares (see "Dividends, Distributions and Taxes").

    In addition to their right to redeem their Shares and receive a payment equal to the net asset value thereof (see "Redemptions and Repurchases"), Shareholders may at any time by so notifying the Agent in writing (the Agent will deliver a copy of such notice to the Trustee for the respective series of the Unit Trust) elect to terminate their participation in the Fund and thereafter receive all future distributions on their Units in cash.

    Each Shareholder will be sent a confirmation of each shareholder-instituted transaction and a summary, at least quarterly, of all transactions undertaken for such Shareholder in receiving distributions on Units and purchasing Shares. Distributions on Units which are applied to purchase Shares are considered to have been distributed to Shareholders for federal income tax purposes, and all taxes which are payable with respect to such distributions must be paid by Shareholders regardless of participation in the Fund.

    On tender for redemption of any or all of his or her Shares, a Shareholder will be entitled to receive within seven days a payment representing the net asset value of the Shares (including fractional Shares), provided that such right of redemption may be suspended or postponed under certain circumstances described under "Redemptions and Repurchases."

    If the Holder is a broker or a nominee of a bank or another financial institution, the Trustee and Agent will apply these Terms and Conditions on the basis of the respective numbers of Units certified from time to time by such Holder to be the total numbers of Units registered in such Holder's name and held for the accounts of beneficial owners who are to participate in the Fund, upon the bases of participation offered by the Fund at the time.

    Experience may indicate that changes in these Terms and Conditions are desirable or that this offering should be terminated, and, subject to the provisions of the Investment Company Act of 1940, such changes may be made or this offering may be terminated at the direction of the Trustees of the Fund without prior notice to any Shareholder. The Trustees may at any time appoint a substitute Agent or an additional agent to act for the Fund.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. In pursuit of this objective, the Fund has adopted a policy of investing exclusively in obligations on which the interest income is, in the opinion of counsel to the issuing authorities, exempt from federal income tax. The foregoing objective and policy are fundamental and neither can be changed without shareholder approval. There is no assurance that the objective will be achieved. The following policies may be changed by the Board of Trustees without shareholder approval.

    The Fund seeks to achieve its investment objective by investing principally in Municipal Bonds and Municipal Notes ("Municipal Obligations") and Municipal Commercial Paper (a) at least 75% of which are (i) Municipal Bonds rated at the time of purchase within the three highest ratings for Municipal Obligations by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); (ii) Municipal Notes of issuers which at the time of purchase are rated in the two highest grades by Moody's or S&P or, if not rated, have outstanding one or more issues of Municipal Bonds rated as set forth in clause (i) above and
(iii) Municipal Commercial Paper which is rated at the time of purchase P-1 by Moody's or A-1 by S&P or, if not rated, is of comparable quality as determined by the Trustees and (b) up to 25% of which may be Municipal Obligations which are not rated by Moody's or S&P or, if rated, are not within the three highest Bond rating categories of Moody's or S&P or the two highest Note rating categories of Moody's or S&P. A description of tax-exempt securities ratings is contained in the Appendix to the Statement of Additional Information.

    While the Fund may invest up to 25% of its total assets in Municipal Obligations which are unrated or, if rated, are not within the three highest Bond rating categories of Moody's or S&P or the two highest Note rating categories of Moody's or S&P, the Fund does not intend to invest in Municipal Bonds which are rated below either Baa by Moody's or BBB by S&P (the lowest ratings considered investment grade) or, if not rated, are deemed by the Investment Manager to be below investment grade in amounts exceeding 5% of its total assets. Investments in Municipal Bonds rated either Baa by Moody's or BBB by S&P may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Municipal Bonds rated below investment grade may not currently be paying any interest and may have extremely poor prospects of ever attaining any real investment standing.

    The percentage and rating policies discussed above apply at the time of acquisition of a security based upon the last previous determination of the Fund's net asset value; any subsequent change in any ratings by a rating service or change in percentages resulting from market fluctuations or other changes in the amount of total assets will not require elimination of any security from the Fund's portfolio until such time as the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund.

    While the Fund will ordinarily invest primarily in long term (i.e., maturity of one year or more) Municipal Obligations, at times the Fund may, without limit, hold its assets in cash or invest its assets in tax-exempt securities with short-term maturities which are rated in the three highest Municipal Bond categories, the two highest Municipal Note categories or the highest Municipal Commercial Paper category by either Moody's or S&P or, if not rated, are of comparable quality as determined by the Trustees. Such investments may be substantial under any one or more of the following circumstances: (a) pending investment of distributions on Units or proceeds of sale of portfolio securities; (b) pending settlement of purchases of portfolio securities; (c) to maintain liquidity for the purpose of meeting anticipated redemptions; or (d) in order to maintain a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of market conditions.

    Municipal Obligations are debt obligations of a state, its agencies, authorities or municipalities which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper refers to short-term obligations of municipalities. Any Municipal Obligation which depends directly or indirectly on the credit of the federal government, its agencies or instrumentalities shall be considered to have a Moody's rating of Aaa or an S&P rating of AAA.

    The Fund may purchase Municipal Obligations which had originally been issued by the same issuer as two separate series of the same issue with different interest rates, but which are now linked together to form one series.

    The Fund does not anticipate that it will invest in tax-exempt securities which are subject to the federal alternative minimum tax for individual shareholders.

    The two principal classifications of Municipal Obligations and Municipal Commercial Paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the timely payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

    LEASE OBLIGATIONS. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

    Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer or lessee) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

    Lease obligations represent a type of financing that may not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (the Fund may not invest more than ten percent of its net assets in illiquid securities), the Trustees of the Fund have established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: (1) the frequency of trades and quoted prices for the obligation, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

    VARIABLE RATE OBLIGATIONS. The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. Obligations of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based.


    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.


    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis; i.e., delivery and payment can take place a month or more after the date of the transaction. These securities are subject to market fluctuation and no interest accrues to the purchaser prior to settlement. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such security in determining its net asset value.

RISK CONSIDERATIONS

    The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability and willingness of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations. Generally a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. Because there is no restriction on the maximum maturities of the obligations that may be purchased for the Fund's portfolio, average portfolio maturity is not subject to any limit. As a general matter, the longer the average portfolio maturity, the greater will be the impact of fluctuations in interest rates on the value of the Fund's net assets and on its net asset value per share.

    For a discussion of the risks of certain types of Municipal Obligations, such as lease obligations, and the risks of investing in securities rated either Baa by Moody's or BBB by S&P, see above in "Investment Objective and Policies."

PORTFOLIO MANAGEMENT


    The Fund is actively managed by the Investment Manager with a view to achieving the Fund's investment objective. The Fund is managed within InterCapital's Municipal Fixed Income Group, which manages 39 tax-exempt municipal funds and fund portfolios, with approximately $11.1 billion in assets as of January 31, 1998. James F. Willison, Senior Vice President of InterCapital and Manager of InterCapital's Municipal Fixed Income Group, and Joseph R. Arcieri, Vice President of InterCapital and a member of InterCapital's Municipal Fixed Income Group, have been the primary portfolio co-managers of the Fund since its inception and February, 1997, respectively, and have been portfolio managers at InterCapital for over five years.



    Securities are purchased and sold principally in response to the Investment Manager's current evaluation of an issuer's ability to meet its debt obligations in the future, and the Investment Manager's current assessment of future changes in the levels of interest rates on tax-exempt securities of varying maturities. Securities purchased by the Fund are, generally, sold by dealers acting as principal for their own accounts. The Fund may incur brokerage commissions on transactions conducted through Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of InterCapital.


    The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 100%. The Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate. Short-term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The following investment restrictions are among the restrictions that have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumen-talities).

   2. Purchase more than 10% of all outstanding debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest, by the United States Government, its agencies or instrumentalities).

   3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry

(other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. Industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged).


    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


    All percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total or net assets does not require elimination of any security from the portfolio.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------


    REDEMPTIONS. Shares of the Fund can be redeemed for cash at any time at net asset value per share (without any redemption or other charge). A written request for redemption is required. Each request for redemption must be sent to the Agent, Dean Witter Trust FSB, at P.O. Box 983, Jersey City, New Jersey 07303, which will redeem the shares at net asset value next determined (see "Determination of Net Asset Value" below) after receipt of the redemption request in good order. The term "good order" means that the request for redemption is properly signed, accompanied by any documentation required by the Agent, and bears signature guarantees when required by the Fund or the Agent. If the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than Dean Witter Reynolds Inc. for the account of the Shareholder), partnership, trust or fiduciary, or sent to the Shareholder at an address other than the registered address, signature(s) must be guaranteed by a commercial bank or trust company (not a savings bank), or a member firm of a national securities exchange. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements upon notice to Shareholders, which may be by means of a new prospectus.


    REPURCHASES. Dean Witter Reynolds Inc. ("DWR") is authorized to repurchase shares upon the telephonic request of the Shareholder. The repurchase price is the net asset value per share next determined as follows: Repurchase orders received by DWR prior to 4:00 p.m. New York time on any business day will be priced at the net asset value per share that is based on that day's close. Repurchase orders received by DWR after 4:00 p.m. New York time will be priced on the basis of the next business day's close. Neither the Fund nor DWR charges a fee. The offer by DWR to repurchase shares from Shareholders may be suspended by DWR at any time. In that event Shareholders may redeem their shares through the Fund's Agent as set forth above under "Redemptions."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for redemption will be made by check within seven days after receipt by the Agent of the written request in good order. Payment for shares repurchased will be made by the Fund to DWR for the account of the Shareholder within three business days of the repurchase request to DWR. Such payment may be postponed or the right of redemption suspended under unusual circumstances at times when normal trading is not taking place on the New York Stock Exchange.

    REINSTATEMENT PRIVILEGE. A Shareholder who has had his or her Shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in Shares of the Fund at net asset value (without sales charge) next determined after a reinstatement request, together with the proceeds, is received by the Agent.

    INVOLUNTARY REDEMPTION. Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, at net asset value, the Shares of any Shareholder whose Shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees, if the Shareholder owns no Units or has elected that no distributions on any Units owned by such Shareholder be invested in Shares. However, before the Fund redeems such Shares and sends the proceeds to the Shareholder, it will notify the Shareholder that the value of his or her Shares is less than $100 and allow him or her sixty days to elect to have distributions on Units owned by such Shareholder invested in Shares or to purchase Shares to bring his or her account up to a net asset value of $100 and thereby avoid such redemption.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Fund is determined as of 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of Shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange. Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Fund's Board of Trustees. The service utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff in determining what it believes is the fair value of the Fund's portfolio securities. The Board believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends from net investment income on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding day. Such dividends are paid monthly. The Fund intends to distribute all of the Fund's net investment income on an annual basis.

    The Fund will distribute at least once each year all net short-term capital gains, if there are any. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional Fund Shares (without sales charge) and automatically credited to the Shareholder's account (or paid in cash if the Shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month. At any time a Shareholder may request the Agent in writing to have subsequent dividends and capital gains distributions paid to him or her in cash, rather than Shares. In order to provide sufficient time to process the change, such requests should be received by the Agent at least five (5) business days prior to the record date for which it commences to take effect. Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior year.

    Each Shareholder will be sent a summary of his or her account, including information as to reinvested dividends and capital gains distributions, at least quarterly.

    TAXES. Because the Fund currently intends to distribute all of its net investment income and capital gains to shareholders and intends to otherwise comply with all the provisions of Subchapter M of the Internal Revenue Code to continue to qualify as a regulated investment company, it is not expected that the Fund will be required to pay any federal income tax (if the Fund does retain any net long-term capital gains it will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax).

    The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. Exempt-interest dividends reflect interest received by the Fund on tax-exempt obligations. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund whether taken in cash or reinvested in additional shares. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax. It should be noted, however, that certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

    Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.


    After the end of the calendar year, the Fund will mail to Shareholders a statement indicating the percentage of the dividend distributions for such year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and to what extent the taxable portion is long-term or short-term capital gain. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997.


    Shareholders will normally be subject to federal income tax on distributions of net capital gains. For federal income tax purposes, distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund Shares and regardless of whether the distribution is received in additional Shares or in cash. To avoid being subject to a 31% backup withholding tax on capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

    Any loss on the sale or exchange of shares of the Fund which are held for six months or less is disallowed to the extent of the amount of any exempt-interest dividend paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding periods. If a Shareholder receives a distribution that is taxed as a long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss.

    The Fund may at times make payments from sources other than income or net capital gains. Payment from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Thus, Shareholders of the Fund may be subject to state and local taxes on exempt-interest dividends. Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal personal income tax purposes and may not be deductible by the investor for state personal income tax purposes.

    Shareholders should consult their tax advisers as to the applicability of the above to their own tax situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield. The Fund may also quote its tax-equivalent yield, which is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All Shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the Shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of Shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any Shareholder held personally liable for the obligations of the Fund. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on Shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund Shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital and Dean Witter Services Company Inc. are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no investment company managed or advised by InterCapital ("Dean Witter Fund") is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.



    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.


    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                                No Postage
                                Necessary
                                If Mailed
                                In The
                                United States

                              BUSINESS REPLY MAIL
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                  FIRST CLASS PERMIT NO. 40864  NEW YORK, N.Y.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
       POSTAGE WILL BE PAID BY ADDRESSEE
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
       THE CHASE MANHATTAN BANK
-----------------------------------------------------------------------------
        DEAN WITTER UNIT TRUST REINVESTMENT PROGRAM
-----------------------------------------------------------------------------
        BOWLING GREEN STATION
        P.O. BOX 5179
        NEW YORK, NY 10274-5179

                         AUTHORIZATION FOR REINVESTMENT


    I (we) hereby authorize The Chase Manhattan Bank to direct my (our) monthly payments representing interest and principal, if any, on my (our) Units of the Dean Witter Select Municipal Trust to Dean Witter Trust FSB, the Agent for the Dean Witter Select Municipal Reinvestment Fund. I (we) understand that this authorization applies to all my (our) Units of the Series of the Trust indicated below, and that such authorization will remain in effect until such time as I
(we) notify The Chase Manhattan Bank in writing to the contrary.


    I (we) acknowledge receipt of the Prospectus for the Dean Witter Select Municipal Reinvestment Fund. All dividends and capital gains of the Fund will be reinvested unless the Fund's agent is notified in writing to the contrary.

    Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

Please print exact registration of Units:                          Dean Witter Select Municipal Trust Series for which this
                                                                   authorization is given:
Name ----------------------------------------------------------
                                                                   ----------------------------------------------------------------

                                                                                     (Series number and portfolio)
----------------------------------------------------------------
Address --------------------------------------------------------   Dealer's Name --------------------------------------------------
City, State & Zip                                                  Dealer's City & State
-------------------------------------------------                  --------------------------------------------
Soc. Sec./Tax I.D. Number ---------------------------------------  Account Number at Dealer ---------------------------------------

Signature(s) of Unit Holder(s)               Date

    -------------------------------------------------------------------
                         ------------------------------

           (All joint owners must sign)

    Please contact your account executive if your Units are held by dealer.

Dean Witter
Select Municipal Reinvestment Fund
                                    Dean Witter
Two World Trade Center
New York, New York 10048            Select
BOARD OF TRUSTEES                   Municipal
Michael Bozic                       Reinvestment
Charles A. Fiumefreddo              Fund
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Barry Fink
Vice President, Secretary and
General Counsel
James F. Willison
Vice President
Joseph R. Arcieri
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
                                        PROSPECTUS -- FEBRUARY 26, 1998

STATEMENT OF ADDITIONAL INFORMATION   DEAN WITTER
FEBRUARY 26, 1998                     SELECT
                                      MUNICIPAL
                                      REINVESTMENT
                                      FUND

--------------------------------------------------------------------------------


    Dean Witter Select Municipal Reinvestment Fund (the "Fund") is an open-end diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund invests exclusively in tax-exempt securities; principally in tax-exempt fixed-income securities with long-term maturities which are rated in the three highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation (at times, the Fund may invest, without limit, in high quality tax-exempt securities with short-term maturities). (See "Investment Practices and Policies".)


    A Prospectus for the Fund dated February 26, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below. This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter
Select Municipal Reinvestment Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and Its Management............................................................          3

Trustees and Officers..................................................................          6

Investment Practices and Policies......................................................         12

Investment Restrictions................................................................         16

Portfolio Transactions and Brokerage...................................................         17

Terms and Conditions of Participation..................................................         19

Redemptions and Repurchases............................................................         19

Dividends, Distributions and Taxes.....................................................         20

Performance Information................................................................         22

Description of Shares of the Fund......................................................         23

Custodian and Transfer Agent...........................................................         24

Independent Accountants................................................................         24

Reports to Shareholders................................................................         24

Legal Counsel..........................................................................         24

Experts................................................................................         24

Registration Statement.................................................................         24

Financial Statements--December 31, 1997................................................         25

Report of Independent Accountants......................................................         35

Appendix--Ratings of Investments.......................................................         36

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund was organized under the laws of the Commonwealth of Massachusetts on June 1, 1983 under the name Sears Tax-Exempt Reinvestment Fund and is a trust of the type commonly known as a "Massachusetts business trust." On February 19, 1993, the Trustees of the Fund adopted an Amendment to the Declaration of Trust of the Fund changing the name of the Fund to Dean Witter Select Municipal Reinvestment Fund.

THE INVESTMENT MANAGER


    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter). The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."



    InterCapital is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter Strategist Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Asset Allocation Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Morgan Stanley Competitive Edge Fund, "BEST IDEAS PORTFOLIO,"Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal

Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.


    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) subadministrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies; and (iii) investment adviser of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.


    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.

    Expenses not expressly assumed by the Investment Manager under the Agreement (see "The Fund and Its Management" in the Prospectus) will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: charges and expenses of any registrar, custodian, share transfer and dividend disbursing agent; brokerage commissions; taxes, engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated and accrued daily by applying the annual rate of 0.50 of 1% to the Fund's net assets. For the fiscal years ended December 31, 1995, 1996 and 1997, the amount of compensation accrued to the Investment Manager under the Agreement was $456,678, $464,650 and $456,630, respectively.


    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement does not restrict the Investment Manager from acting as investment manager or adviser to others.


    The Agreement was initially approved by the Trustees on February 21, 1997 and by the Shareholders at a Meeting of Shareholders on May 21, 1997. The Agreement is substantially identical to a prior investment agreement which was initially approved by the Trustees on October 30, 1992 and by the Shareholders at a Meeting of Shareholders on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).



    Under its terms, the Agreement has an initial term ending April 30, 1999 and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority (as defined in the Act) of the outstanding Shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.


    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 84 Dean Witter Funds and the 14 TCW/DW Funds are shown below.


      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (57)                                      Chairman and Chief Executive  Officer of Levitz  Furniture
Trustee                                                 Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the  Dean  Witter  Funds;  formerly  President  and  Chief
6111 Broken Sound Parkway, N.W.                         Executive  Officer  of   Hills  Department  Stores   (May,
Boca Raton, Florida                                     1991-July,   1995);  formerly  variously  Chairman,  Chief
                                                        Executive Officer, President  and Chief Operating  Officer
                                                        (1987-1991)  of  the  Sears  Merchandise  Group  of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc., the  United Negro  College  Fund and  Weirton  Steel
                                                        Corporation.

Charles A. Fiumefreddo* (64)                            Chairman,   Chief  Executive   Officer  and   Director  of
Chairman of the Board, President,                       InterCapital,  DWSC  and  Dean  Witter  Distributors  Inc.
Chief Executive Officer and Trustee                     ("Distributors"); Executive Vice President and Director of
Two World Trade Center                                  DWR;  Chairman, Director  or Trustee,  President and Chief
New York, New York                                      Executive Officer  of  the Dean  Witter  Funds;  Chairman,
                                                        Chief  Executive Officer and Trustee  of the TCW/DW Funds;
                                                        Chairman and Director  of Dean Witter  Trust FSB  ("DWT");
                                                        Director and/or officer of various MSDWD subsidiaries.

Edwin J. Garn (65)                                      Director  or Trustee  of the  Dean Witter  Funds; formerly
Trustee                                                 United States Senator  (R-Utah) (1974-1992) and  Chairman,
c/o Huntsman Corporation                                Senate  Banking Committee  (1980-1986); formerly  Mayor of
500 Huntsman Way                                        Salt Lake  City,  Utah  (1971-1974);  formerly  Astronaut,
Salt Lake City, Utah                                    Space   Shuttle  Discovery   (April  12-19,   1985);  Vice
                                                        Chairman, Huntsman Corporation; Director of Franklin Covey
                                                        (time management  systems),  John Alden  Financial  Corp.,
                                                        United  Space  Alliance  (joint  venture  between Lockheed
                                                        Martin and  the Boeing  Company) and  Nuskin Asia  Pacific
                                                        (multilevel  marketing);  member of  the board  of various civic and charitable organizations.

John R. Haire (73)                                      Chairman of  the  Audit  Committee  and  Chairman  of  the
Trustee                                                 Committee  of  the Independent  Directors or  Trustees and
Two World Trade Center                                  Director or Trustee of Dean Witter Funds; Chairman of  the
New York, New York                                      Audit  Committee  and  Chairman of  the  Committee  of the
                                                        Independent Trustees  and  Trustee of  the  TCW/DW  Funds;
                                                        formerly   President,   Council  for   Aid   to  Education
                                                        (1978-1989) and Chairman  and Chief  Executive Officer  of
                                                        Anchor Corporation, an Investment Advisor (1964-1978).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Wayne E. Hedien (64)                                    Retired;  Director or  Trustee of  the Dean  Witter Funds;
Trustee                                                 Director  of  the  PMI   Group,  Inc.  (private   mortgage
c/o Gordon Altman Butowsky                              insurance);  Trustee and Vice Chairman of The Field Museum
  Weitzen Shalov & Wein                                 of Natural History; formerly associated with the  Allstate
Counsel to the Independent Trustees                     Companies  (1966-1984), most  recently as  Chairman of The
114 West 47th Street                                    Allstate  Corporation  (March,  1993-December,  1994)  and
New York, New York                                      Chairman  and Chief Executive  Officer of its wholly-owned subsidiary, Allstate Insurance Company (July,  1989-Decem-
                                                        ber,   1994);  director  of  various  other  business  and
                                                        charitable organizations.

Dr. Manuel H. Johnson (49)                              Senior  Partner,  Johnson  Smick  International,  Inc.,  a
Trustee                                                 consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick International, Inc.                   Seven Council (G7C), an international economic commission;
1133 Connecticut Avenue, N.W.                           Director of Greenwich Capital Markets, Inc.
Washington, DC                                          (broker-dealer);  Director or  Trustee of  the Dean Witter
                                                        Funds; Trustee  of the  TCW/DW Funds;  Director of  NASDAQ
                                                        (since  June, 1995); Chairman and Trustee of the Financial
                                                        Accounting  Foundation  (oversight  organization  for  the
                                                        FASB); formerly Vice Chairman of the Board of Governors of the  Federal  Reserve  System  (1986-1990)  and  Assistant
                                                        Secretary of the U.S. Treasury (1982-1986).

Michael E. Nugent (61)                                  General Partner, Triumph Capital, L.P., a private  invest-
Trustee                                                 ment  partnership; Director or Trustee  of the Dean Witter
c/o Triumph Capital, L.P.                               Funds;  Trustee  of  the   TCW/DW  Funds;  formerly   Vice
237 Park Avenue                                         President,   Bankers   Trust   Company   and   BT  Capital
New York, New York                                      Corporation  (1984-1988);  Director  of  various  business organizations.

Philip J. Purcell* (54)                                 Chairman  of the  Board of  Directors and  Chief Executive
Trustee                                                 Officer of  MSDWD, DWR  and  Novus Credit  Services  Inc.;
1585 Broadway                                           Director  of InterCapital, DWSC and Distributors; Director
New York, New York                                      or Trustee  of  the  Dean Witter  Funds;  Director  and/or
                                                        officer of various MSDWD, subsidiaries.

John L. Schroeder (67)                                  Retired;  Director or  Trustee of  the Dean  Witter Funds;
Trustee                                                 Trustee  of  the  TCW/DW   Funds;  Director  of   Citizens
c/o Gordon Altman Butowsky                              Utilities  Company; formerly Executive  Vice President and
  Weitzen Shalov & Wein                                 Chief Investment  Officer of  the Home  Insurance  Company
Counsel to the Independent Trustees                     (August, 1991-September, 1995).
114 West 47th Street
New York, New York

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Barry Fink (43)                                         Senior  Vice President  (since March,  1997) and Secretary
Vice President, Secretary and General Counsel           and General Counsel (since February, 1997) of InterCapital
Two World Trade Center                                  and DWSC; Senior  Vice President (since  March, 1997)  and
New York, New York                                      Assistant  Secretary and Assistant  General Counsel (since
                                                        February, 1997)  of Distributors;  Assistant Secretary  of
                                                        DWR  (since August,  1996); Vice  President, Secretary and
                                                        General Counsel of  the Dean Witter  Funds and the  TCW/DW
                                                        Funds   (since  February,  1997);  previously  First  Vice
                                                        President  (June,  1993-February,  1997),  Vice  President
                                                        (until  June, 1993) and  Assistant Secretary and Assistant
                                                        General Counsel  of InterCapital  and DWSC  and  Assistant
                                                        Secretary of the Dean Witter Funds and TCW/DW Funds.

James F. Willison (54)                                  Senior  Vice President of  InterCapital; Vice President of
Vice President                                          various Dean Witter Funds.
Two World Trade Center
New York, New York

Joseph R. Arcieri (49)                                  Vice President of InterCapital; Vice President of  various
Vice President                                          Dean Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (51)                                   First  Vice  President and  Assistant Treasurer  of Inter-
Treasurer                                               Capital and DWSC; Treasurer of  the Dean Witter Funds  and
Two World Trade Center                                  the TCW/DW Funds.
New York, New York

------------------------
 *Denotes Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.



    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT, and Director of DWT, Executive Vice President, Chief Administrative Officer and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWT, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and Director of DWT, Peter M. Avelar and Jonathan R. Page, Senior Vice Presidents of InterCapital, and Gerard J. Lian and Katherine H. Stromberg, Vice Presidents of InterCapital, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne
D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, staff attorneys with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 84 Dean Witter Funds, comprised of 128 portfolios. As of January 31, 1998, the Dean Witter Funds had total net assets of approximately $96 billion and more than six million shareholders.

    Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.


    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.


    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of seventeen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.


    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.


    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES


    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.



    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1997.


                               FUND COMPENSATION


                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,650
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,800
Wayne E. Hedien...............................................         482
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,850
John L. Schroeder.............................................       1,850

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.



           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       84 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 84 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     84 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $133,602           --                 --               --            $133,602
Edwin J. Garn..............       149,702           --                 --               --             149,702
John R. Haire..............       149,702           $73,725           $157,463        $ 25,350         406,240
Wayne E. Hedien............        39,010           --                 --               --              39,010
Dr. Manuel H. Johnson......       145,702            71,125            --               --             216,827
Michael E. Nugent..........       149,702            73,725            --               --             223,427
John L. Schroeder..........       149,702            73,725            --               --             223,427


    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1997.


------------------------

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS


                                                                                                             ESTIMATED
                                                                                               RETIREMENT     ANNUAL
                                                                                                BENEFITS     BENEFITS
                                                            ESTIMATED                          ACCRUED AS      UPON
                                                         CREDITED YEARS         ESTIMATED       EXPENSES    RETIREMENT
                                                          OF SERVICE AT       PERCENTAGE OF      BY ALL      FROM ALL
                                                           RETIREMENT           ELIGIBLE        ADOPTING     ADOPTING
NAME OF INDEPENDENT TRUSTEE                               (MAXIMUM 10)        COMPENSATION        FUNDS      FUNDS(2)
-----------------------------------------------------  -------------------  -----------------  -----------  -----------
Michael Bozic........................................              10               50.0%       $  20,499    $  47,025
Edwin J. Garn........................................              10               50.0           30,878       47,025
John R. Haire........................................              10               50.0          (19,823)(3)    127,897
Wayne E. Hedien......................................               9               42.5                0       39,971
Dr. Manuel H. Johnson................................              10               50.0           12,832       47,025
Michael E. Nugent....................................              10               50.0           22,546       47,025
John L. Schroeder....................................               8               41.7           39,350       39,504


------------------------


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.



(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until June 1, 1998.


    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

PORTFOLIO SECURITIES

    TAX-EXEMPT SECURITIES. As discussed in the Prospectus, at least 75% of the municipal obligations in which the Fund will invest will be (i) Municipal Bonds rated at the time of purchase within the three highest ratings for municipal obligations by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); (ii) Municipal Notes of issuers which at the time of purchase are rated in the two highest grades by Moody's or S&P or, if not rated, have outstanding one or more issues of Municipal Bonds rated as set forth in clause (i) above and (iii) Municipal Commercial Paper which is rated at the time of purchase in the two highest grades by Moody's or S&P or, if not rated, is of comparable quality as determined by the Trustees. Up to 25% of such investments may be Municipal Bonds or Notes which are not rated by Moody's or S&P or, if rated, are not within the three highest Bond rating categories of Moody's or S&P or the two highest Note rating categories of Moody's or S&P. In regard to the Moody's and S&P ratings discussed in the Prospectus, it should be noted that the ratings represent the organizations' opinions as to the quality of the securities which they undertake to rate and that the ratings are general and not absolute standards of quality. For a description of Municipal Bonds, Municipal Notes and Municipal Commercial Paper ratings by Moody's and S&P, see the Appendix.

    The percentage and rating policies discussed above and in the Prospectus apply at the time of acquisition of a security based upon the last previous determination of the Fund's net asset value; any subsequent change in any ratings by a rating service or change in percentages resulting from market fluctuations or other changes in the amount of total assets will not require elimination of any security from the Fund's portfolio until such time as the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund. Therefore, the Fund may hold securities which have been downgraded to ratings of Ba or BB or lower by Moody's or S&P. Such securities are considered to be speculative investments.

    Furthermore, the Fund does not have any minimum quality rating standard for its downgraded or lower-rated investments. As such, the Fund may invest in securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or CI by S&P. Bonds rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated CI by S&P, their lowest bond rating, are no longer making interest payments.

    The payment of principal and interest by issuers of certain municipal obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal obligation meets the Fund's investment quality requirements. In addition, some issues may contain provisions which permit the Fund to demand from the issuer repayment of principal at some specified period(s) prior to maturity.

    MUNICIPAL BONDS. Municipal Bonds, as referred to in the Prospectus, are debt obligations of a state, its cities, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more, and the interest from which is, in the opinion of bond counsel, exempt from federal income tax. They are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for general operating expenses or to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and pollution control bonds are issued by or on behalf of public authorities to provide funding for various privately operated facilities.

    MUNICIPAL NOTES. Municipal Notes are short-term obligations of municipalities, generally with a maturity at the time of issuance ranging from six months to three years, the interest from which is, in the opinion of bond counsel, exempt from federal income tax. The principal types of Municipal Notes include tax anticipation notes and project notes, although there are other types of Municipal Notes in which the Fund may invest. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project Notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Such notes are secured by the full faith and credit of the United States Government. Project notes are not currently being issued.

    MUNICIPAL COMMERCIAL PAPER. Municipal Commercial Paper refers to short-term obligations of municipalities the interest from which is, in the opinion of bond counsel, exempt from federal income tax. It may be issued at a discount and is sometimes referred to as Short-term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    Obligations of issuers of Municipal Bonds, Municipal Notes and Municipal Commercial Paper are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or any state extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Bonds, Municipal Notes and Municipal Commercial Paper may be materially affected.

    SPECIAL INVESTMENT CONSIDERATIONS. Because of the special nature of securities which are rated below investment grade by national credit rating agencies ("lower-rated securities"), the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. For example, as the lower-rated securities market is relatively new, its growth has paralleled a long economic expansion and it has not weathered a recession in its present size and form. Therefore, an economic downturn or increase in interest rates is likely to have a negative effect on this market and on the value of the lower-rated securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

    The prices of lower-rated securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower-rated securities and a concomitant volatility in the net asset value of a share of the Fund. Moreover, the market prices of certain of the Fund's portfolio securities which are structured as zero coupon securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

    The secondary market for lower-rated securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain lower-rated securities at certain times and should make it difficult for the Fund to sell certain securities.

    New laws and proposed new laws may have a potentially negative impact on the market for lower-rated securities. For example, recent legislation requires federally-insured savings and loan associations to divest their investments in lower-rated securities. This legislation and other proposed legislation may have an adverse effect upon the value of lower-rated securities and a concomitant negative impact upon the net asset value of a share of the Fund.

    VARIABLE RATE OBLIGATIONS. As stated in the Prospectus, the Fund may invest in obligations of the type called "variable rate obligations." The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of the obligation prior to maturity, is enhanced.

    The payment of principal and interest by issuers of certain municipal obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by commercial banks or other financial institutions, for example, insurance or finance companies or a consortium of insurance companies such as the Municipal Bond Insurance Association (MBIA). Letters of credit issued by commercial banks or the insurance arrangements may be drawn upon (i) if an issuer fails to make payments of principal of, premium, if any, or interest on a security backed by such letter of credit or insurance arrangement or (ii) in the event interest on such a security is deemed to be taxable and full payment of principal and any premium due is not made by the issuer. A business failure of the bank or insurance company could affect its ability to meet its obligations under a letter of credit or insurance arrangement. Such guarantees and the creditworthiness of the guarantor will be considered in determining whether a municipal obligation meets (and continues to meet) the Fund's investment quality requirements.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the municipal obligation in determining its net asset value. The Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other high quality municipal obligations equal in value to commitments for such when-issued or delayed delivery securities. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal obligations on a when-issued or delayed delivery basis.

    PUT OPTIONS. The Fund may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. Consistent with the Fund's investment objective and subject to the supervision of the Board of Trustees, the primary purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund's policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Investment Manager revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Investment Manager considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

    The Fund values securities which are subject to puts at market value and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on the Fund's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Fund's Board of Trustees. Each dealer will be approved on its own merits and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Board of Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Trustees have directed the Investment Manager not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Investment Manager, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer.

    It is the position of the staff of the Securities and Exchange Commission that certain provisions of the Act may be deemed to prohibit the Fund from purchasing puts from broker-dealers without an exemptive order. Until such an order is obtained, the Fund will purchase puts only from commercial banks. There is no assurance that such an order, if applied for, will be obtained. The duration of puts, which will not exceed 60 days, will not be a factor in determining the weighted average maturity of the Fund's portfolio securities.

    In Revenue Rule 82-144, the Internal Revenue Service stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for federal income tax purposes. In connection therewith, the Fund has received an opinion of counsel to the effect that interest on municipal obligations subject to puts will be tax-exempt to the Fund.

PORTFOLIO MANAGEMENT

    The Fund may engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Investment Manager believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities.

    In general, purchases and sales may also be made to restructure the portfolio in terms of average maturity, quality, coupon yield, or diversification for any one or more of the following purposes: (a) to increase income, (b) to improve portfolio quality, (c) to minimize capital depreciation,
(d) to realize gains or losses, or for such other reasons as the Investment Manager deems relevant in light of economic and market conditions.

    The Fund may invest in obligations customarily sold to institutional investors in private transactions with the issuers thereof and up to 5% of its total assets in securities for which a readily available market does not exist at the time of purchase. With respect to any securities as to which a readily available market does not exist, the Fund may be unable to dispose of such securities promptly at reasonable prices.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, which may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% of the Shares present at a meeting of Shareholders, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding Shares of the Fund. For purposes of the following restrictions and those recited in the Prospectus: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security, and provided further that a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; and (b) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

         1. Invest in common stock.

         2. Invest in securities of any issuer if to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         3. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

         4. Purchase or sell commodities or commodity futures contracts.

         5. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

         6. Write, purchase or sell puts, calls, or combinations thereof except that the Fund may acquire rights to resell municipal obligations at an agreed-upon price and at or within an agreed-upon time.

         7. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         8. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

         9. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 10% of its net assets so long as shares of the Fund are being sold in those states.

        10. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) purchasing any securities on a when-issued or delayed delivery basis; or (b) borrowing money in accordance with restrictions described above.

        11. Make loans of money or securities, except by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies.

        12. Make short sales of securities.

        13. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

        14. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        15. Invest for the purpose of exercising control or management of any other issuer.


    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    The Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund did not pay any brokerage commissions.



    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


    The policy of the Fund, regarding purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not, in every case, benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund will not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.


    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund did not effect any securities transactions through an affiliated broker or dealer.

TERMS AND CONDITIONS OF PARTICIPATION
--------------------------------------------------------------------------------


    All persons who are or who become holders of Units (the "Units") of any series of the Dean Witter Select Municipal Trust offering a reinvestment option ("Holders") are eligible to reinvest their distributions on the Units in the Fund. In addition to individuals, Holders may be brokers or nominees of banks or other financial institutions which are or which become Holders of Units. Furthermore, Dean Witter Reynolds Inc. as Holder for the accounts of beneficial owners of Units of certain other unit investment trusts, including accounts established with Dean Witter Reynolds Inc. by banks or broker-dealers which have entered into clearing or correspondent relationships with Dean Witter Reynolds Inc. on a fully disclosed basis, are eligible to invest their distributions on such Units in the Fund. Eligibility is subject to the terms and conditions of participation set forth in the Prospectus. Under the terms and conditions of participation, each distribution of interest income and principal (including capital gains, if any) on a Shareholder's Units will, no later than the business day following the date of such distribution, automatically be received by Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, the Fund's Transfer Agent, on behalf of such Shareholder and be applied to purchase Shares at net asset value without sales charge.


DETERMINATION OF NET ASSET VALUE


    As discussed in the Prospectus, the net asset value of a share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    As discussed in the Prospectus, portfolio securities are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Board of Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Board may determine to approve such recommendation or to make other provisions for pricing of the Fund's portfolio securities.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------


    As discussed in the Prospectus, Shares of the Fund may be redeemed at net asset value on any day the New York Stock Exchange is open and on such other days on which the Fund's net asset value is calculated (see "Determination of Net Asset Value"). Redemptions will be effected at the net asset value per share next determined after the receipt of a written redemption request meeting the applicable requirements discussed in the Prospectus.


    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.


    It has been and remains the Fund's policy that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a Shareholder who has had his or her Shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in Shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in Shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As stated in the Prospectus, the Fund intends to distribute substantially all of its net investment income and its net short-term capital gains, if any, and will determine whether to retain all or part of any net long-term capital gains for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and will notify shareholders that, following an election by the Fund, the shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.


    It has been and remains the Fund's policy that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


    Each shareholder will be sent a summary of his or her account, including information as to reinvested dividends and capital gains distributions, at least quarterly.

    In computing interest income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

    Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.


    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. The Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthens the required holding period to obtain the lower rate from more than 12 months to more than 18 months. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.

    The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its Shareholders.

    With respect to the Fund's investments in zero coupon bonds, the Fund accrues income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Code and remain able to forego payment of federal income tax on its income and capital gains, the Fund must distribute all of its net investment income, including income accrued from zero coupon bonds. As such, the Fund may be required to dispose of some of its portfolio securities under disadvantageous circumstances to generate the cash required for distribution.

    As discussed in the Prospectus, the Fund intends to qualify to pay "exempt-interest dividends" to its Shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the Shareholder incurs no federal income taxes.

    Within sixty days after the end of its fiscal year, the Fund will mail to Shareholders a statement indicating the percentage of the dividend distributions for such fiscal year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and to what extent the taxable portion is long-term or short-term capital gain. This percentage should be applied uniformly to all monthly distributions made during the fiscal year to determine the proportion of dividends that is tax-exempt. The percentage may differ from the percentage of tax-exempt dividend distributions for any particular month. The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from the Fund during the taxable year.

    The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Thus, Shareholders of the Fund may be subject to state and local taxes on exempt-interest dividends. Shareholders should consult their tax advisers about the status of dividends from the Fund in their own states and localities. The Fund will report annually to Shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations, indicating, on a state-by-state basis, the source of such income.

    Shareholders will be subject to federal income tax on distributions of net short-term capital gains. Such distributions are taxable to the Shareholder as ordinary dividend income regardless of whether the Shareholder receives such distributions in additional Shares or in cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, none of such dividend distributions will be eligible for the dividends received deduction generally available to corporations. Net long-term capital gains distributions are not eligible for the dividends received deduction.


    Any loss on the sale or exchange of shares of the Fund which are held for six months or less is disallowed to the extent of the amount of any exempt-interest dividends paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding period. Any loss realized by Shareholders upon a redemption of Shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.


    Interest on indebtedness incurred or continued by a Shareholder to purchase or carry shares of the Fund is not deductible to the extent allocable to exempt-interest dividends of the Fund (which allocation does not take into account capital gain dividends of the Fund). Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing Shares of the Fund. "Substantial user" is defined generally by Income Tax Regulation 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In such event, the Fund would re-evaluate its investment objective and policies.

    The Fund is organized as a Massachusetts business trust. Under the current law, so long as it qualifies as a "regulated investment company" under the Code, the Fund itself is not liable for any income or franchise tax in The Commonwealth of Massachusetts.


    Any dividends or capital gains distributions received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions are subject to income tax. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the distribution of realized capital gains, such distribution would be in part a return of capital but nonetheless taxable to the shareholder.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield.


    To determine interest income from debt obligations, a yield-to-maturity, expressed as a percentage, is determined for obligations held at the beginning of the period, based on the current market value of the security plus accrued interest, generally as of the end of the month preceding the 30-day period, or, for obligations purchased during the period, based on the cost of the security (including accrued interest). The yield-to-maturity is multiplied by the market value (plus accrued interest) for each security and the result is divided by 360 and multiplied by 30 days or the number of days the security was held during the period, if less. Modifications are made for determining yield-to-maturity on certain tax-exempt securities. For the 30-day period ended December 31, 1997, the Fund's yield, calculated pursuant to the formula described above, was 3.93%.



    The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of the quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The Fund's tax-equivalent yield, based upon the maximum federal personal income tax bracket of 39.6%, for the 30-day period ended December 31, 1997 was 6.51% based upon the yield quoted above.


    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.

    The average annual total returns of the Fund for the year ended December 31, 1997, for the five years ended December 31, 1997 and for the ten years ended December 31, 1997 were 7.94%, 6.42% and 7.90%, respectively.



    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the year ended December 31, 1997 was 7.94%, the total return for the five years ended December 31, 1997 was 36.52% and the total return for the ten years ended December 31, 1997 was 113.84%.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000. Investments of $10,000, $50,000 and $100,000 in
the Fund at inception (September 22, 1983) would have grown to $32,676, $163,380 and $326,760, respectively, at December 31, 1997.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------


    The Shareholders of the Fund are entitled to a full vote for each full Share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the Shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The Shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of Shareholders are not cumulative, so that holders of more than 50 percent of the Shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining Shares would be unable to elect any Trustees.


    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of Shares.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a Shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the Shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


    Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for Shareholders as described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, Dean Witter Trust FSB receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to Shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to Shareholders each year.

    The Fund's fiscal year ends on December 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------


    The annual financial statements of the Fund for the year ended December 31, 1997, which are included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------


    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

PRINCIPAL
AMOUNT IN                                                                               COUPON    MATURITY
THOUSANDS                                                                               RATE        DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------
           MUNICIPAL BONDS (95.4%)
           GENERAL OBLIGATION (13.5%)
$  4,000   North Slope Borough, Alaska, Ser 1996 B (MBIA).............................  0.00%        06/30/07  $ 2,558,440
   1,700   Washington Suburban Sanitation District, Maryland, Gen Constr Refg 1994....  5.00         06/01/14    1,702,941
   2,080   New York City, New York, 1990 Ser D........................................  6.00         08/01/07    2,124,200
   2,000   Pennsylvania, First Ser 1995 (FGIC)........................................  5.50         05/01/12    2,108,900
   2,000   Shelby County, Tennessee, Refg 1995 Ser A..................................  5.625        04/01/12    2,123,460
   2,000   Washington, Ser 1994 A.....................................................  5.80         09/01/08    2,148,660
                                                                                                               -----------
---------
                                                                                                                12,766,601
  13,780
                                                                                                               -----------
---------
           EDUCATIONAL FACILITIES REVENUE (8.7%)
   2,000   District of Columbia, Georgetown University Ser 1993.......................  5.375        04/01/23    2,007,560
   2,000   Massachusetts Health & Educational Facilities Authority, Boston College Ser
             K........................................................................  5.25         06/01/18    1,997,420
   1,500   Rutgers - The State University, New Jersey, Refg Ser R.....................  6.50         05/01/13    1,635,960
   2,000   New York State Dormitory Authority, State University Ser 1989 B............  0.00         05/15/03    1,576,380
   1,000   Ohio Higher Educational Facility Commission, Oberlin College Ser 1993......  5.375        10/01/15    1,019,910
                                                                                                               -----------
---------
                                                                                                                 8,237,230
   8,500
                                                                                                               -----------
---------
           ELECTRIC REVENUE (10.3%)
   2,000   Nebraska Public Power District, Power Supply 1993 Ser......................  6.125        01/01/15    2,140,740
   3,000   South Carolina Public Service Authority, Santee Cooper 1997 Refg Ser A
             (MBIA)...................................................................  5.00         01/01/29    2,921,640
   3,000   Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary FSA)..........  5.00         07/01/21    2,935,080
   3,000   Washington Public Power Supply System, Proj #2 Refg Ser 1994 A (FGIC)......  0.00         07/01/09    1,715,430
                                                                                                               -----------
---------
                                                                                                                 9,712,890
  11,000
                                                                                                               -----------
---------
           HOSPITAL REVENUE (7.0%)
   2,000   Birmingham - Carraway Special Care Facilities Financing Authority, Alabama,
             Carraway Methodist Health Ser 1995 A (Connie Lee)........................  6.25         08/15/09    2,275,040
   2,000   Maryland Industrial Development Financing Authority, Holy Cross Health Refg
             Ser 1996.................................................................  5.50         12/01/08    2,160,180
   2,000   North Central Texas Health Facilities Development Corporation, University
             Medical Center Ser 1996 (FSA)............................................  5.50         04/01/10    2,121,880
                                                                                                               -----------
---------
                                                                                                                 6,557,100
   6,000
                                                                                                               -----------
---------
           INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (7.8%)
     700   Connecticut Development Authority, Bridgeport Hydraulic Co Refg Ser 1990...  7.25         06/01/20      752,941
   1,000   Michigan Strategic Fund, Ford Motor Co Refg Ser 1991 A.....................  7.10         02/01/06    1,181,640
   1,000   Claiborne County, Mississippi, Middle South Energy Inc Ser C...............  9.875        12/01/14    1,077,940
   2,000   Ohio Water Development Authority, Dayton Power & Light Co Collateralized
             Refg 1992 Ser A..........................................................  6.40         08/15/27    2,157,600
   1,500   Matagorda County Navigation District #1, Texas, Central Power & Light Co
             Collateralized Ser 1984 A................................................  7.50         12/15/14    1,631,220
     500   Russell County Industrial Development Authority, Virginia, Appalachian
             Power Co Ser G...........................................................  7.70         11/01/07      546,930
                                                                                                               -----------
---------
                                                                                                                 7,348,271
   6,700
                                                                                                               -----------
---------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                               COUPON    MATURITY
THOUSANDS                                                                               RATE        DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------
           MORTGAGE REVENUE - MULTI-FAMILY (1.4%)
$  1,000   Michigan Housing Development Authority, Rental 1992 Ser A..................  6.60%        04/01/12  $ 1,064,680
     235   Pennsylvania Housing Finance Agency, Moderate Rehabilitation - Section 8
             Assisted Issue B.........................................................  9.00         08/01/01      238,135
                                                                                                               -----------
---------
                                                                                                                 1,302,815
   1,235
                                                                                                               -----------
---------
           MORTGAGE REVENUE - SINGLE FAMILY (2.2%)
   2,000   Alaska Housing Finance Corporation, Governmental 1995 Ser A (MBIA).........  5.875        12/01/24    2,069,000
                                                                                                               -----------
---------
           PUBLIC FACILITIES REVENUE (3.2%)
   1,000   Hennepin County, Minnesota, Ser 1991 COPs..................................  6.80         05/15/17    1,091,220
   2,000   Puerto Rico Infrastructure Financing Authority, Special Tax Ser 1997 A
             (AMBAC)..................................................................  5.00         07/01/28    1,957,120
                                                                                                               -----------
---------
                                                                                                                 3,048,340
   3,000
                                                                                                               -----------
---------
           TRANSPORTATION FACILITIES REVENUE (15.7%)
   2,000   Los Angeles County Transportation Commission, California, Sales Tax Ser
             1991 B...................................................................  6.50         07/01/13    2,148,260
   2,000   Lee County, Florida, Ser 1995 (MBIA).......................................  5.75         10/01/22    2,106,580
   3,000   Massachusetts Turnpike Authority, Western 1997 Ser A (MBIA)................  5.55         01/01/17    3,044,250
   3,500   Kentucky Turnpike Authority, Resource Recovery Road 1987 Ser A BIGS........  8.50         07/01/06    4,462,745
   1,000   Ohio Turnpike Commission, 1994 Ser A.......................................  5.75         02/15/24    1,048,140
   2,000   Puerto Rico Highway & Transportation Authority, Refg Ser X.................  5.25         07/01/21    1,986,660
                                                                                                               -----------
---------
                                                                                                                14,796,635
  13,500
                                                                                                               -----------
---------
           WATER & SEWER REVENUE (13.4%)
   2,000   San Francisco Public Utilities Commission, California, Water 1996 Ser A....  5.00         11/01/21    1,961,640
   2,000   Cherokee County Water & Sewer Authority, Georgia, Ser 1997 (FGIC)..........  5.00         08/01/27    1,951,640
   2,000   Boston Water & Sewer Commission, Massachusetts, 1992 Ser A.................  6.00         11/01/15    2,002,720
   1,500   Massachusetts Water Resource Authority, 1993 Ser C.........................  5.25         12/01/08    1,588,440
   2,000   Suffolk County Industrial Development Agency, New York, Southwest Sewer Ser
             1994 (FGIC)..............................................................  4.75         02/01/09    2,003,780
   1,000   Columbus, Ohio, Sewerage Refg Ser 1992.....................................  6.25         06/01/08    1,092,520
   2,000   Metropolitan Government of Nashville & Davidson County, Tennessee,
             Refg of 1986.............................................................  5.50         01/01/16    2,000,360
                                                                                                               -----------
---------
                                                                                                                12,601,100
  12,500
                                                                                                               -----------
---------
           REFUNDED (12.2%)
   2,000   Maryland Water Quality Financing Administration, 1990 Ser A................  7.25         09/01/00+   2,198,160
   2,000   Massachusetts, 1994 Ser C (FGIC)...........................................  6.75         11/01/04+   2,302,520
   2,000   Saint Cloud, Minnesota, The Saint Cloud Hospital Ser 1990 B (AMBAC)........  7.00         07/01/01+   2,219,960
     875   New York City, New York, 1997 Ser D........................................  6.00         08/01/99+     893,594
   1,500   New York Local Government Assistance Corporation, Ser 1991 D...............  7.00         04/01/02+   1,691,325
   2,000   Clermont County, Ohio, Mercy Health Ser 1991 (AMBAC).......................  6.733        09/01/01+   2,210,440
                                                                                                               -----------
---------
                                                                                                                11,515,999
  10,375
                                                                                                               -----------
---------

           TOTAL MUNICIPAL BONDS
           (IDENTIFIED COST $82,251,146).....................................................................
  88,590                                                                                                        89,955,981
---------                                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                               COUPON    MATURITY
THOUSANDS                                                                               RATE        DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------
           SHORT-TERM MUNICIPAL OBLIGATIONS (2.7%)
$  1,500   Missouri Health & Educational Facilities Authority, Cox Health Care Ser
             1997 (MBIA) (Demand 01/02/98)............................................  5.00%*       06/01/15  $ 1,500,000
   1,000   Puerto Rico Infrastructure Financing Authority, Special Tax Ser 1988 A.....  7.90         07/01/98++   1,041,380
                                                                                                               -----------
---------

   2,500   TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS
           (IDENTIFIED COST $2,522,303)...............................................                           2,541,380
                                                                                                               -----------
---------

$ 91,090 TOTAL INVESTMENTS
         (IDENTIFIED COST $84,773,449) (A)...........................................................    98.1 %   92,497,361
---------
---------

         CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............................................     1.9      1,758,120
                                                                                                        ------  ------------

         NET ASSETS..................................................................................   100.0 % $ 94,255,481
                                                                                                        ------  ------------
                                                                                                        ------  ------------

---------------------

   BIGS     Bond Income Growth Security.
   COPs     Certificates of Participation.
    +       Prerefunded to call date shown.
    ++      Refunded to call date shown by forward delivery contract.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $7,723,912.

BOND INSURANCE:
  AMBAC     AMBAC Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               DECEMBER 31, 1997

Alabama...........        2.4 %
Alaska............        4.9
California........        4.4
Connecticut.......        0.8
District of
 Columbia.........        2.1
Florida...........        2.2
Georgia...........        2.1
Kentucky..........        4.7 %
Maryland..........        6.4
Massachusetts.....       11.6
Michigan..........        2.4
Minnesota.........        3.5
Mississippi.......        1.1
Missouri..........        1.6
Nebraska..........        2.3 %
New Jersey........        1.7
New York..........        8.8
Ohio..............        8.0
Pennsylvania......        2.5
Puerto Rico.......        5.3
South Carolina....        3.1
Tennessee.........        4.4 %
Texas.............        4.0
Utah..............        3.1
Virginia..........        0.6
Washington........        4.1
                          ---
Total.............       98.1 %
                          ---
                          ---

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $84,773,449)................................................................  $92,497,361
Cash...........................................................................................      485,340
Receivable for:
    Interest...................................................................................    1,396,371
    Shares of beneficial interest sold.........................................................       14,136
Prepaid expenses and other assets..............................................................       24,548
                                                                                                 -----------

     TOTAL ASSETS..............................................................................   94,417,756
                                                                                                 -----------

LIABILITIES:
Payable for:
    Investment management fee..................................................................       42,039
    Dividends to shareholders..................................................................       31,489
    Shares of beneficial interest repurchased..................................................       30,229
Accrued expenses...............................................................................       58,518
                                                                                                 -----------

     TOTAL LIABILITIES.........................................................................      162,275
                                                                                                 -----------

     NET ASSETS................................................................................  $94,255,481
                                                                                                 -----------
                                                                                                 -----------

COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $86,490,769
Net unrealized appreciation....................................................................    7,723,912
Accumulated undistributed net realized gain....................................................       40,800
                                                                                                 -----------

     NET ASSETS................................................................................  $94,255,481
                                                                                                 -----------
                                                                                                 -----------

NET ASSET VALUE PER SHARE,
  7,558,656 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE).................       $12.47
                                                                                                 -----------
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

NET INVESTMENT INCOME:

INTEREST INCOME.................................................................................  $5,222,636
                                                                                                  ----------

EXPENSES
Investment management fee.......................................................................     456,630
Transfer agent fees and expenses................................................................     235,613
Shareholder reports and notices.................................................................      56,635
Professional fees...............................................................................      53,094
Registration fees...............................................................................      35,380
Trustees' fees and expenses.....................................................................       9,907
Custodian fees..................................................................................       4,618
Other...........................................................................................      11,430
                                                                                                  ----------

     TOTAL EXPENSES.............................................................................     863,307

Less: expense offset............................................................................      (4,606)
                                                                                                  ----------

     NET EXPENSES...............................................................................     858,701
                                                                                                  ----------

     NET INVESTMENT INCOME......................................................................   4,363,935
                                                                                                  ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...............................................................................      40,800
Net change in unrealized appreciation...........................................................   2,564,846
                                                                                                  ----------

     NET GAIN...................................................................................   2,605,646
                                                                                                  ----------

NET INCREASE....................................................................................  $6,969,581
                                                                                                  ----------
                                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE YEAR       FOR THE YEAR
                                                                              ENDED              ENDED
                                                                        DECEMBER 31, 1997  DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................................  $      4,363,935   $      4,662,111
Net realized gain.....................................................            40,800          1,184,073
Net change in unrealized appreciation.................................         2,564,846         (2,771,254 )
                                                                        -----------------  -----------------

     NET INCREASE.....................................................         6,969,581          3,074,930

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................        (4,363,935 )       (4,688,098 )
Net realized gain.....................................................          (170,383 )       (1,111,976 )
                                                                        -----------------  -----------------

     TOTAL............................................................        (4,534,318 )       (5,800,074 )
                                                                        -----------------  -----------------
Net decrease from transactions in shares of beneficial interest.......          (367,052 )         (318,257 )
                                                                        -----------------  -----------------

     NET INCREASE (DECREASE)..........................................         2,068,211         (3,043,401 )

NET ASSETS:
Beginning of period...................................................        92,187,270         95,230,671
                                                                        -----------------  -----------------

     END OF PERIOD....................................................  $     94,255,481   $     92,187,270
                                                                        -----------------  -----------------
                                                                        -----------------  -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Select Municipal Reinvestment Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on June 1, 1983 and commenced operations on September 22, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the daily net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1997 aggregated $12,415,940 and $7,021,052, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At December 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $10,200.

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        DECEMBER 31, 1997             DECEMBER 31, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    2,165,786   $   26,487,176     2,918,884   $ 35,510,031
Reinvestment of dividends and distributions......................      345,458        4,213,763       451,479      5,481,141
                                                                   -----------   --------------   -----------   ------------
                                                                     2,511,244       30,700,939     3,370,363     40,991,172
Repurchased......................................................   (2,547,603)     (31,067,991)   (3,404,589)   (41,309,429)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................      (36,359)  $     (367,052)      (34,226)  $   (318,257)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                          FOR THE YEAR ENDED DECEMBER 31
                                          ---------------------------------------------------------------
                                             1997          1996          1995         1994        1993
---------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period....................  $    12.14     $   12.48     $   11.34   $    12.82   $   12.12
                                          ----------     ---------     ---------   ----------   ---------

Net investment income...................        0.58          0.61          0.62         0.65        0.67
Net realized and unrealized gain
 (loss).................................        0.35         (0.19)         1.16        (1.40)       0.75
                                          ----------     ---------     ---------   ----------   ---------

Total from investment operations........        0.93          0.42          1.78        (0.75)       1.42
                                          ----------     ---------     ---------   ----------   ---------

Less dividends and distributions from:
   Net investment income................       (0.58)        (0.61)        (0.62)       (0.69)      (0.67)
   Net realized gain....................       (0.02)        (0.15)        (0.02)       (0.04)      (0.05)
                                          ----------     ---------     ---------   ----------   ---------

Total dividends and distributions.......       (0.60)        (0.76)        (0.64)       (0.73)      (0.72)
                                          ----------     ---------     ---------   ----------   ---------

Net asset value, end of period..........  $    12.47     $   12.14     $   12.48   $    11.34   $   12.82
                                          ----------     ---------     ---------   ----------   ---------
                                          ----------     ---------     ---------   ----------   ---------

TOTAL INVESTMENT RETURN+................        7.94%         3.55%        16.00%       (5.98)%     11.99%

RATIOS TO AVERAGE NET ASSETS:
Expenses................................        0.95%(1)      0.94%(1)      0.97%        0.96%       1.02%

Net investment income...................        4.78%         5.01%         5.14%        5.34%       5.25%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $94,255       $92,187       $95,231      $86,405     $96,265

Portfolio turnover rate.................           8%           17%           17%          18%          9%


                                            1992         1991        1990        1989         1988
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
 beginning of period....................  $   11.89   $    11.25   $   11.41   $   11.08   $    10.60
                                          ---------   ----------   ---------   ---------   ----------
Net investment income...................       0.70         0.71        0.70        0.68         0.70
Net realized and unrealized gain
 (loss).................................       0.32         0.62       (0.15)       0.33         0.49
                                          ---------   ----------   ---------   ---------   ----------
Total from investment operations........       1.02         1.33        0.55        1.01         1.19
                                          ---------   ----------   ---------   ---------   ----------
Less dividends and distributions from:
   Net investment income................      (0.70)       (0.69)      (0.71)      (0.68)       (0.70)
   Net realized gain....................      (0.09)      --          --          --            (0.01)
                                          ---------   ----------   ---------   ---------   ----------
Total dividends and distributions.......      (0.79)       (0.69)      (0.71)      (0.68)       (0.71)
                                          ---------   ----------   ---------   ---------   ----------
Net asset value, end of period..........  $   12.12   $    11.89   $   11.25   $   11.41   $    11.08
                                          ---------   ----------   ---------   ---------   ----------
                                          ---------   ----------   ---------   ---------   ----------
TOTAL INVESTMENT RETURN+................       8.88%       12.04%       5.27%       9.47%       11.42%
RATIOS TO AVERAGE NET ASSETS:
Expenses................................       1.14%        1.20%       1.21%       1.40%        1.41%
Net investment income...................       5.79%        6.06%       6.12%       5.90%        6.27%
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................    $75,918      $67,903     $60,304     $52,485      $44,769
Portfolio turnover rate.................         13%          30%         22%         15%          13%

---------------------

 + Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Select Municipal Reinvestment Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 9, 1998

                      1997 FEDERAL TAX NOTICE (UNAUDITED)
       During the year ended December 31, 1997, the Fund paid to shareholders $0.58 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.
       For the year ended December 31, 1997, the Fund paid to shareholders $0.02 per share from long-term capital gains. This $0.02 distribution is taxable as 28% rate gain.

APPENDIX--RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")
                             MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             MUNICIPAL NOTE RATINGS

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                        VARIABLE RATE DEMAND OBLIGATIONS

    A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                             MUNICIPAL BOND RATINGS

    A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

      Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC"-debt rating.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

      Bonds rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

      The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                             MUNICIPAL NOTE RATINGS

    Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

SP-2  denotes a satisfactory capacity to pay principal and interest.

SP-3  denotes a speculative capacity to pay principal and interest.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                   DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND

                              PART C OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  FINANCIAL STATEMENTS

          (1)  Financial statements and schedules, included  in Prospectus
               (Part A):

                                                                      Page in
                                                                      Prospectus
                                                                      ----------

          Financial highlights for the fiscal years ended December 31, 1988,
          1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997. . . . .    4

(2) Financial statements included in the Statement of Additional Information (Part B):

                                                                      Page in
                                                                      SAI
                                                                      ----------

          Portfolio of Investments at December 31, 1997. . . . . . . . .     25

          Statement of assets and liabilities at December 31, 1997 . . .     28

          Statement of operations for the year ended December 31, 1997 .     29

          Statement of changes in net assets for the years ended December 31,
          1996 and 1997. . . . . . . . . . . . . . . . . . . . . . . . .     30

          Notes to Financial Statements. . . . . . . . . . . . . . . . .     31

          Financial highlights for the fiscal years ended December 31, 1988,
          1989, 1990, 1991, 1992,1993, 1994, 1995, 1996 and 1997 . . . .     34

     (3) Financial statements included in Part C:

         None

   (b)   EXHIBITS:

       2. - Amended and Restated By-Laws of the Registrant dated as of October 23, 1997

       5. - Form of Investment Management Agreement between the Registrant and Dean Witter InterCapital Inc.

       8. - Form of Transfer Agency and Service Agreement between the Registrant and Dean Witter Trust FSB

       11.-    Consent of Independent Accountants

       16.-    Schedule for Computation of Performance Quotations

       27.-    Financial Data Schedule

     Other - Power of Attorney
_____________________________________________________________
       All other exhibits were previously filed via EDGAR and are hereby incorporated by reference.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          None

Item 26.  NUMBER OF HOLDERS OF SECURITIES.

          (1)                           (2)
                                   Number of Record Holders
     Title of Class                At January 31, 1998
     --------------                ------------------------
                                           13,097

     Share of Beneficial Interest

Item 27.  INDEMNIFICATION

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Dean Witter Funds" used below refers to the following registered investment companies:

CLOSED-END INVESTMENT COMPANIES
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

OPEN-END INVESTMENT COMPANIES:
 (1) Dean Witter Short-Term Bond Fund

 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Short-Term U.S. Treasury Trust
(32) Dean Witter Diversified Income Trust
(33) Dean Witter U.S. Government Money Market Trust
(34) Dean Witter Global Dividend Growth Securities
(35) Active Assets California Tax-Free Trust
(36) Dean Witter Natural Resource Development Securities Inc.
(37) Active Assets Government Securities Trust
(38) Active Assets Money Trust
(39) Active Assets Tax-Free Trust
(40) Dean Witter Limited Term Municipal Trust
(41) Dean Witter Variable Investment Series
(42) Dean Witter Value-Added Market Series
(43) Dean Witter Global Utilities Fund
(44) Dean Witter International SmallCap Fund
(45) Dean Witter Mid-Cap Growth Fund
(46) Dean Witter Select Dimensions Investment Series
(47) Dean Witter Balanced Growth Fund
(48) Dean Witter Balanced Income Fund
(49) Dean Witter Hawaii Municipal Trust
(50) Dean Witter Capital Appreciation Fund

(51) Dean Witter Intermediate Term U.S. Treasury Trust
(52) Dean Witter Information Fund
(53) Dean Witter Japan Fund
(54) Dean Witter Income Builder Fund
(55) Dean Witter Special Value Fund
(56) Dean Witter Financial Services Trust
(57) Dean Witter Market Leader Trust
(58) Dean Witter S&P 500 Index Fund
(59) Dean Witter Fund of Funds
(60) Morgan Stanley Dean Witter Competitive Edge Fund

The term "TCW/DW Funds" refers to the following registered investment companies:

 OPEN-END INVESTMENT COMPANIES
   (1) TCW/DW Core Equity Trust
   (2) TCW/DW North American Government Income Trust
   (3) TCW/DW Latin American Growth Fund
   (4) TCW/DW Income and Growth Fund
   (5) TCW/DW Small Cap Growth Fund
   (6) TCW/DW Balanced Fund
   (7) TCW/DW Total Return Trust
   (8) TCW/DW Mid-Cap Equity Trust
   (9) TCW/DW Global Telecom Trust
  (10) TCW/DW Strategic Income Trust
  (11) TCW/DW Emerging Markets Opportunities Trust

CLOSED-END INVESTMENT COMPANIES
  (1) TCW/DW Term Trust 2000
  (2) TCW/DW Term Trust 2002
  (3) TCW/DW Term Trust 2003


NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             --------------------------------------------------
Charles A. Fiumefreddo        Executive Vice President and Director of Dean Witter Reynolds Inc.
Chairman, Chief Executive     ("DWR"); Chairman, Chief Executive Officer and Director of Dean Witter
Officer and Director          Distributors Inc.("Distributors") and Dean Witter Services Company Inc.
                              ("DWSC"); Chairman and Director of Dean Witter Trust FSB ("DWT");
                              Chairman, Director or Trustee, President and Chief Executive Officer of
                              the Dean Witter Funds and Chairman, Chief Executive Officer and
                              Trustee of the TCW/DW Funds; Director and/or officer of various Morgan
                              Stanley, Dean Witter, Discover & Co. ("MSDWD") subsidiaries.

Philip J. Purcell             Chairman, Chief Executive Officer and Director of MSDWD and DWR;
Director                      Director of DWSC and Distributors; Director or Trustee of the Dean Witter
                              Funds; Director and/or officer of various MSDWD subsidiaries.


                                      5




NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
--------------------          --------------------------------------------------

Richard M. DeMartini          President and Chief Operating Officer of Dean Witter Capital, a division of
Director                      DWR; Director of DWR, DWSC, Distributors and DWT; Trustee of the TCW/DW Funds.

James F. Higgins              President and Chief Operating Officer of Dean
Director                      Witter Financial; Director of DWR, DWSC, Distributors and DWT.

Thomas C. Schneider           Executive Vice President and Chief Strategic of MSDWD; Executive
Executive Vice                Vice President and Chief Financial Officer of DWSC and Distributors;
President, Chief              Director of DWR, DWSC, Distributors and MSDWD.
Financial Officer and
Director

Christine A. Edwards          Executive Vice President, Chief Legal Officer and Secretary of MSDWD;
Director                      Executive Vice President, Secretary and Chief Legal Officer of
                              Distributors; Director of DWR, DWSC and Distributors.

Mitchell M. Merin             President and Chief Strategic Officer of DWSC, Executive Vice President
President and Chief           of Distributors; Executive Vice President and Director of DWT; Executive
Strategic Officer             Vice President and Director of DWR; Director of SPS Transaction
                              Services Inc. and various other MSDWD subsidiaries.

Robert M. Scanlan             President and Chief Operating Officer of DWSC, Executive Vice President
President and Chief           of Distributors; Executive Vice President and Director of DWT; Vice
Operating Officer             President of the Dean Witter Funds and the TCW/DW Funds.

John B. Van Heuvelen          President, Chief Operating Officer and Director of DWT.
Executive Vice
President

Joseph J. McAlinden           Vice President of the Dean Witter Funds and Director of DWT.
Executive Vice President
and Chief Investment
Officer

Edward C. Oelsner III
Executive Vice President

Barry Fink                    Assistant Secretary of DWR; Senior Vice President, Secretary
Senior Vice President,        and General Counsel of DWSC; Senior Vice President, Assistant
Secretary and General         Secretary and Assistant General Counsel of Distributors; Vice President,
Counsel                       Secretary and General Counsel of the Dean Witter Funds and the
                              TCW/DW Funds.

Peter M. Avelar               Vice President of various Dean Witter Funds.
Senior Vice President



                                      6




NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
--------------------          --------------------------------------------------

Mark Bavoso                   Vice President of various Dean Witter Funds.
Senior Vice President

Richard Felegy
Senior Vice President

Edward F. Gaylor              Vice President of various Dean Witter Funds.
Senior Vice President

Robert S. Giambrone           Senior Vice President of DWSC, Distributors and DWT and Director
Senior Vice President         of DWT; Vice President of the Dean Witter Funds and the TCW/DW
                              Funds.

Rajesh K. Gupta               Vice President of various Dean Witter Funds.
Senior Vice President

Kenton J. Hinchliffe          Vice President of various Dean Witter Funds.
Senior Vice President

Kevin Hurley                  Vice President of various Dean Witter Funds.
Senior Vice President

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones              Vice President of Dean Witter Special Value Fund.
Senior Vice President

John B. Kemp, III             President of Distributors
Senior Vice President

Anita H. Kolleeny             Vice President of various Dean Witter Funds.
Senior Vice President

Jonathan R. Page              Vice President of various Dean Witter Funds.
Senior Vice President

Ira N. Ross                   Vice President of various Dean Witter Funds.
Senior Vice President

Guy G. Rutherfurd, Jr.        Vice President of Dean Witter Market Leader Trust.
Senior Vice President

Rafael Scolari                Vice President of Prime Income Trust.
Senior Vice President



                                      7




NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
--------------------          --------------------------------------------------

Rochelle G. Siegel            Vice President of various Dean Witter Funds.
Senior Vice President

Jayne M. Stevlingson          Vice President of various Dean Witter Funds.
Senior Vice President

Paul D. Vance                 Vice President of various Dean Witter Funds.
Senior Vice President

Elizabeth A. Vetell
Senior Vice President

James F. Willison             Vice President of various Dean Witter Funds.
Senior Vice President

Ronald J. Worobel             Vice President of various Dean Witter Funds.
Senior Vice President

Douglas Brown
First Vice President

Thomas F. Caloia              First Vice President and Assistant Treasurer of DWSC, Assistant
First Vice President          Treasurer of Distributors; Treasurer and Chief Financial Officer of the
and Assistant                 Dean Witter Funds and the TCW/DW Funds.
Treasurer

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney            Assistant Secretary of DWR; First Vice President and Assistant Secretary
First Vice President          of DWSC; Assistant Secretary of the Dean Witter Funds and the
and Assistant Secretary       TCW/DW Funds.

Michael Interrante            First Vice President and Controller of DWSC; Assistant Treasurer of
First Vice President          Distributors; First Vice President and Treasurer of DWT.
and Controller

David Johnson
First Vice President

Stanley Kapica
First Vice President



                                      8




NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
--------------------          --------------------------------------------------

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri
Vice President                Vice President of various Dean Witter Funds.

Maurice Bendrihem
Vice President and
Assistant Controller

Nancy Belza
Vice President

Dale Boettcher
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President                Vice President of DWSC.

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Michael Geringer
Vice President



                                      9




NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
--------------------          --------------------------------------------------

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes                Vice President of Dean Witter Variable Investment Series
Vice President

Peter Hermann                 Vice President of various Dean Witter Funds
Vice President

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

Christopher Jones
Vice President

James P. Kastberg
Vice President

Michelle Kaufman
Vice President                Vice President of various Dean Witter Funds

Paula LaCosta
Vice President                Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard J. Lian
Vice President                Vice President of various Dean Witter Funds.

Catherine Maniscalco          Vice President of Dean Witter Natural Resource Development
Vice President                Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis            Vice President and Assistant Secretary of DWSC; Assistant Secretary
Vice President and            of the Dean Witter Funds and the TCW/DW Funds.
Assistant Secretary



                                      10




NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
--------------------          --------------------------------------------------

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                   Vice President of Dean Witter Natural Resource Development
Vice President                Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

Carsten Otto                  Vice President and Assistant Secretary of DWSC; Assistant Secretary
Vice President and            of the Dean Witter Funds and the TCW/DW Funds.
Assistant Secretary

George Paoletti
Vice President

Anne Pickrell                 Vice President of various Dean Witter Funds
Vice President

Michael Roan
Vice President

John Roscoe
Vice President

Hugh Rose
Vice President

Robert Rossetti               Vice President of Dean Witter Precious Metal and Minerals Trust.
Vice President

Ruth Rossi                    Vice President and Assistant Secretary of DWSC; Assistant Secretary
Vice President and            of the Dean Witter Funds and the TCW/DW Funds.
Assistant Secretary



                                      11




NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
--------------------          --------------------------------------------------

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

Peter J. Seeley               Vice President of various Dean Witter Funds
Vice President

Naomi Stein
Vice President

Kathleen H. Stromberg         Vice President of various Dean Witter Funds.
Vice President

Marybeth Swisher
Vice President

Robert Vanden Assem
Vice President

James P. Wallin
Vice President

Alice Weiss                   Vice President of various Dean Witter Funds.
Vice President

Item 29.    PRINCIPAL UNDERWRITERS

                     NONE

Item 30.    LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.    MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

Item 32.    UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 23rd day of February, 1998

                                DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND

                                        By     /s/  Barry Fink
                                          ----------------------------------
                                                    Barry Fink
                                            Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.15 has been signed below by the following persons in the capacities and on the dates indicated.


     SIGNATURES                         TITLE                         DATE
     ----------                         -----                         ----

(1) Principal Executive Officer       President, Chief
                                      Executive Officer,
                                      Trustee and Chairman

By    /s/ Charles A. Fiumefreddo                                     02/23/98
   -----------------------------
          Charles A. Fiumefreddo

(2) Principal Financial Officer       Treasurer and Principal
                                      Accounting Officer

By    /s/ Thomas F. Caloia                                           02/23/98
   -----------------------------
          Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell


By    /s/ Barry Fink                                                 02/23/98
   -----------------------------
          Barry Fink
          Attorney-in-Fact


    Michael Bozic   Manuel H. Johnson
    Edwin J. Garn   Michael E. Nugent
    John R. Haire   John L. Schroeder
    Wayne E. Hedien


By    /s/ David M. Butowsky                                          02/23/98
   -----------------------------
          David M. Butowsky
          Attorney-in-Fact

                                   EXHIBIT INDEX:

      2. - Amended and Restated By-Laws of the Registrant dated as of October 23, 1997

      5. - Form of Investment Management Agreement between the Registrant and Dean Witter InterCapital Inc.

      8. - Form of Transfer Agency and Service Agreement between the Registrant and Dean Witter Trust FSB

     11. -   Consent of Independent Accountants

     16. -   Schedules for Computation of Performance Quotations

     27. -   Financial Data Schedule

  Other  -   Power of Attorney